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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported)   January 15, 1997
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                              RYERSON TULL, INC.
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          (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


               1-11767                                 36-3431962
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      (Commission File Number)             (I.R.S. Employer Identification No.)

      2621 West 15th Place, Chicago, Illinois               60608
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      (Address of Principal Executive Offices)                    (Zip Code)


                                (773) 762-2121
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)




                                                                  Page 1 of 5

                                          Index to Exhibits appears at page 4.

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Item 5. Other Events.

      The Press Release dated January 16, 1997 attached hereto as an exhibit is incorporated herein by reference in answer to this Item 5.

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RYERSON TULL, INC.



Dated:  January  24, 1997                     /s/ Charles B. Salowitz
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                                            By:  Charles B. Salowitz
                                            Its:  Secretary

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                               INDEX TO EXHIBITS

Exhibit                                                             Sequential
  No.       Document Description                                     Page No.

  99.1      Press Release dated January 16, 1997........................5